United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 21, 2020

Merchants Bancorp

(Exact Name of Registrant as Specified in its Charter)

Indiana	001-38258	20-5747400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

410 Monon Boulevard
Carmel, Indiana 46032
(Address of Principal Executive Offices) (Zip Code)

(317) 569-7420

(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	MBIN	NASDAQ
Series A Preferred Stock, without par value	MBINP	NASDAQ
Depositary Shares, each representing a 1/40th interest in a share of Series B Preferred Stock, without par value	MBINO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Merchants Bancorp (the “Company”) held its Annual Meeting of Shareholders on May 21, 2020. Matters voted upon were: (1) election of nine (9) directors to the Company’s Board of Directors and (2) ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020. The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below.

1.	Election of nine (9) members to the Company’s Board of Directors to serve until the Company’s 2021 annual meeting of shareholders and until his or her successor has been duly elected and qualified, or until his or her earlier resignation, removal, or death:

Director Nominee	For	Withheld	Broker Non-Votes
Michael F. Petrie	22,727,683	788,930	1,041,205
Randall D. Rogers	22,419,484	1,097,129	1,041,205
Michael J. Dunlap	22,585,394	931,219	1,041,205
Scott A. Evans	22,585,394	931,219	1,041,205
Sue Anne Gilroy	21,292,442	2,224,171	1,041,205
Andrew A. Juster	21,290,442	2,226,171	1,041,205
Patrick D. O’Brien	21,290,442	2,226,171	1,041,205
Anne E. Sellers	20,587,855	2,928,758	1,041,205
Davie N. Shane	21,113,325	2,403,288	1,041,205

2.	Ratification of the appointment of BKD, LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020.

For	Against	Abstentions	Broker Non-Votes
24,540,129	11,189	6,500	0

Item 8.01 Other Events.

On May 21, 2020, the Company issued a press release announcing that the Company’s Board of Directors declared quarterly cash dividends of $0.08 per share on the Company’s outstanding shares of common stock, $0.4375 per share on the Company’s 7.00% Fixed-to-Floating Rate Series A Non-Cumulative Perpetual Preferred Stock (“Series A Preferred Stock”), and $15.00 per share (equivalent to $0.375 per depositary share) on the Company’s 6% Fixed-to-Floating Rate Series B Non-Cumulative Perpetual Preferred Stock (“Series B Preferred Stock”). For each of the common stock, Series A Preferred Stock, and Series B Preferred Stock, the dividends are payable on July 1, 2020 to shareholders of record on June 15, 2020. The press release has been attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release dated May 21, 2020 issued by Merchants Bancorp

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERCHANTS BANCORP

Date: May 21, 2020	By:	/s/ Terry A. Oznick
		Name:	Terry A. Oznick
		Title:	General Counsel